Exhibit 10.1

AVADEL PHARMACEUTICALS PLC

February 16, 2018

The Bank of New York Mellon

Depositary Receipts

101 Barclay Street

New York, New York 10286

Re:         Avadel Pharmaceuticals plc – Private Placement of Exchangeable Notes

We refer to the Deposit Agreement dated as of January 3, 2017 (the “Deposit Agreement”), among Avadel Pharmaceuticals plc (the “Company”), The Bank of New York Mellon, as depositary (the “Depositary”), and all Owners and Holders from time to time of American Depositary Shares (“ADSs”) issued thereunder, which ADSs may be evidenced by American Depositary Receipts (“ADRs”). All capitalized terms used but not defined in this letter agreement that are defined in the Deposit Agreement shall have the meanings assigned to them in the Deposit Agreement.

The Company and its subsidiary Avadel Finance Cayman Limited (“Avadel Finance”) have entered into a purchase agreement in connection with the purchase and sale, and initial resale in reliance on Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”), of Avadel Finance’s 4.50% Exchangeable Senior Notes due 2023 (the “Notes”) in the aggregate principal amount of US$143,750,000 which will be guaranteed on a senior unsecured basis by the Company. The Notes will be exchangeable, at the option of the holder thereof (such holder, an “Exchanging Noteholder”), for (i) cash, (ii) ADSs (the “Exchange ADSs”) representing ordinary shares of the Company (“Exchange Shares”) that will be deposited for delivery of such Exchange ADSs, with each Exchange ADS representing one Exchange Share (subject to adjustment in accordance with the Deposit Agreement), or (iii) a combination of cash and Exchange ADSs, as provided in the Indenture, dated as of February 16, 2018 (the “Indenture”), by and among the Company, Avadel Finance and The Bank of New York Mellon, as trustee (the “Trustee”), registrar, paying agent and exchange agent. In certain circumstances (as set forth below), Exchanging Noteholders will receive Exchange ADSs that are subject to resale restrictions.

The Notes will be exchangeable only by Exchanging Noteholders that have duly completed and executed the form of Exchange Notice attached as Annex B to this letter agreement.

The Company and the Depositary hereby agree as follows:

1.           So long as Notes bear a legend restricting resales, those Notes will have a CUSIP number or otherwise will be registered and held in a manner that distinguishes those Notes from Notes that do not bear a legend of that kind or Notes that bear a different legend restricting resales.

2.           Notwithstanding anything to the contrary in the Deposit Agreement, the Depositary will accept deposits of the Exchange Shares by the Company or Exchanging Noteholders as provided in this letter agreement, subject to the terms and conditions of the Deposit Agreement (except to the extent inconsistent herewith), and, prior to the date on which restrictions on resales of Notes cease to apply (the “Resale Restriction Termination Date”), persons depositing Exchange Shares shall not be required to represent and warrant that the Exchange Shares, at the time of deposit, are not Restricted Securities.

3.           As a condition of the Depositary’s obligation to accept any Exchange Shares for deposit, the Depositary will receive opinions (which may be the opinion delivered to the initial purchaser on the date of issuance of the Notes) of Irish (in the case of (i) through (iv) below) and United States (in the case of (v) and (vi) below) counsels for the Company (which opinions may contain customary limitations, qualifications, and assumptions) to the effect that:

i.           The Exchange Shares are duly authorized, validly issued, fully paid and non-assessable and are not issued in violation of any pre-emptive or similar rights of the holders of outstanding securities of the Company.

ii.          The issuance and deposit of the Exchange Shares and the issuance and delivery of Exchange ADSs representing such Exchange Shares as provided in this letter agreement will not violate the articles of association or other organizational documents of the Company or any law or regulation of any governmental or regulatory authority in Ireland or require any consent or approval of or filing with any governmental or regulatory authority in Ireland that has not been given or made or that is not in full force and effect.

iii.         This letter agreement has been duly authorized, executed and delivered by the Company.

iv.         The issuance and deposit of the Exchange Shares and the issuance and delivery of Exchange ADSs representing such Exchange Shares as provided in this letter agreement does not give rise to any stamp tax or similar transactional taxes or governmental charges in Ireland that are or may become payable by the Depositary or its Custodian.

v.          This letter agreement is enforceable against the Company in accordance with its terms.

vi.          The issuance and delivery of Exchange Shares and Exchange ADSs representing Exchange Shares upon exchange of Notes in accordance with the terms of this letter agreement may be made without registration of those Exchange Shares under the Securities Act.

4.           The Company or its agent, or the holder of Exchange Shares, as applicable, will deliver to the Depositary delivery instructions for the Exchange ADSs issuable upon each deposit by it of Exchange Shares.

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5.           (a)          The Depositary shall deliver Exchange ADSs hereunder upon (i) the deposit of Exchange Shares with the Custodian in accordance with the provisions hereof, (ii) receipt by the Depositary of issuance instructions in proper form, (iii) the receipt by the Depositary of a Notice of Exchange in the form of Annex B to this letter agreement (or, in the case of a deposit of Exchange Shares that occurs subsequent to the issuance of those Exchange Shares, a certification and agreement containing representations, warranties and covenants substantially identical to those set forth in that Annex B) signed by or on behalf of each person acquiring any beneficial ownership of Exchange ADSs and (iv) compliance with any other applicable provision of the Deposit Agreement. Except to the extent inconsistent herewith, the provisions of the Deposit Agreement shall apply in all respects to the Exchange ADSs issued with respect to the Exchange Shares and this letter agreement, and such Exchange ADSs and the registered holders thereof shall be entitled to the rights specified in the Deposit Agreement.

(b)        Unless the Depositary has received an opinion from the U.S. counsel for the Company to the effect that (i) the restrictive legend or legends may be removed from all certificates evidencing Notes and Exchange ADSs and (ii) the outstanding respective Notes and Exchange ADSs (and the Exchange Shares represented thereby) may be resold in the United States free of all restrictions and conditions without registration under the Securities Act (provided that such opinion may contain customary limitations, qualifications, and assumptions, including an assumption that the Note holders complied with the restrictions set forth in the legend applicable to the Notes), Exchange Shares deposited with the Depositary upon exchange of Notes (those Exchange Shares, “Restricted Exchange Shares”) will be represented by a class of ADSs (the “Restricted Exchange ADSs”) separate from the unrestricted ADSs that are outstanding under the Deposit Agreement on the date of this letter agreement. The Restricted Exchange ADSs, if certificated, will be evidenced by separate ADRs (“Restricted Exchange ADRs”) that will bear, and Restricted Exchange ADSs, whether certificated or not, will be subject to, the applicable legend set forth in Annex A to this letter agreement. The Depositary will instruct the Custodian that, until otherwise instructed by the Depositary pursuant to paragraph 8 of this letter agreement, Restricted Exchange Shares that are deposited for issuance of Restricted Exchange ADSs must be held separate from Shares held by the Custodian under the Deposit Agreement that are not represented by Restricted Exchange ADSs.

6.           The Depositary will not register a transfer of Restricted Exchange ADSs unless it has received (i) a certification and agreement signed by or on behalf of the beneficial owner of the Restricted Exchange ADSs to be transferred in the form of Annex C to this letter agreement and a certification and agreement signed by or on behalf of the person or entity that, upon transfer, will be the beneficial owner of the Restricted Exchange ADSs in the form of Annex D to this letter agreement or (ii) an opinion of United States counsel to the effect that the transfer may be effected without registration of the Exchange Shares represented thereby under the Securities Act.

7.           The Depositary will not accept the surrender of Restricted Exchange ADSs for the purpose of withdrawal unless it has received (i) a certification and agreement signed by or on behalf of the person or entity that will be the beneficial owner of the Deposited Securities upon withdrawal in the form of Annex E to this letter agreement or (ii) an opinion of United States counsel to the effect that the Deposited Securities may be delivered upon surrender of those Restricted Exchange ADSs without registration of those Deposited Securities under the Securities Act.

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8.           If the Depositary has received an opinion from the U.S. counsel for the Company to the effect that the applicable legend in the form of Annex A to this letter agreement may be removed from the outstanding Restricted Exchange ADRs and Restricted Exchange ADSs and that such ADRs and ADSs and the Restricted Exchange Shares represented thereby may be resold in the United States free of all restrictions and conditions without registration under the Securities Act (provided that such opinion may contain customary assumptions, including an assumption that the Note holders complied with the restrictions set forth in the legend on the Notes and that the holders of Restricted Exchange ADSs complied with the restrictions set forth in the legend applicable to the Restricted Exchange ADSs), the Depositary will (i) notify the Custodian that such Restricted Exchange Shares no longer need be held separately from Shares held under the Deposit Agreement that are not Restricted Exchange Shares and (ii) notify the Owner of Restricted Exchange ADSs that the restrictive legend no longer applies to those Exchange ADSs and that any Restricted Exchange ADR may be surrendered for delivery of an ADR that does not bear that restrictive legend, and upon the surrender of any Restricted Exchange ADR pursuant to a notification of that kind from the Depositary, the Depositary will effect the delivery of an ADR without any legend restricting transfer and cancel the Restricted Exchange ADR so surrendered.

9.           The Company agrees to pay the fees of the Depositary applicable to deposits of Exchange Shares in accordance with Section 5.9 of the Deposit Agreement.

10.         The Company acknowledges and agrees that, for purposes of Section 5.8 of the Deposit Agreement, acts performed or omitted in accordance with the terms of this letter agreement will be acts performed or omitted pursuant to the terms of the Deposit Agreement.

11.         This letter agreement shall be interpreted in accordance with, and all rights hereunder shall be governed by, the laws of the State of New York.

12.         Sections 7.6 through 7.8 of the Deposit Agreement are incorporated herein by reference, mutatis mutandis.

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If the foregoing is in accordance with our understanding, kindly sign and return a copy of this letter, whereupon it will constitute an agreement between the Company and the Depositary as of the date of this letter.

AVADEL PHARMACEUTICALS PLC

By:	/s/ Michael S. Anderson
Name: Michael S. Anderson
Title: Chief Executive Officer

Agreed to as of the date set forth above:

THE BANK OF NEW YORK MELLON,
as Depositary

By:	/s/ Robert W. Goad
Name: Robert W. Goad
Title: Managing Director

ANNEX A

FORM OF LEGEND FOR RESTRICTED EXCHANGE ADSs ISSUED ON EXCHANGE OF THE NOTES

THE ORDINARY SHARES (THE “SHARES”) REPRESENTED BY THE AMERICAN DEPOSITARY SHARES [EVIDENCED HEREBY] [TO WHICH THIS CONFIRMATION RELATES] (THE “ADSs”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THOSE SHARES AND ADSs MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT), THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND THAT IT AND ANY SUCH ACCOUNT IS NOT AN AFFILIATE OF AVADEL FINANCE CAYMAN LIMITED (“AVADEL FINANCE”) OR AVADEL PHARMACEUTICALS PLC (THE “COMPANY”), AND

(2)	AGREES FOR THE BENEFIT OF THE DEPOSITARY, THE COMPANY AND AVADEL FINANCE THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THOSE SHARES OR THOSE ADSs OR ANY BENEFICIAL INTEREST THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE OF THE 4.50% EXCHANGEABLE SENIOR NOTES DUE 2023 OF AVADEL FINANCE OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY SUBSIDIARY THEREOF (INCLUDING AVADEL FINANCE),

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE).

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY, AVADEL FINANCE AND THE DEPOSITARY RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR AVADEL FINANCE OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR AVADEL FINANCE DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THE ADSs OR A BENEFICIAL INTEREST THEREIN.

ANNEX B

FORM OF EXCHANGE NOTICE FOR NOTES

AVADEL FINANCE CAYMAN LIMITED

4.50% Exchangeable Senior Notes due 2023

To:	Avadel Pharmaceuticals plc (“Avadel”)

Second Floor, Block 10, Unit 1, Blanchardstown Corporate Park

Ballycoolin, Dublin 15, Ireland

The Bank of New York Mellon, as ADS Depositary

The Bank of New York Mellon, as Exchange Agent

101 Barclay St., Floor 7E

New York, New York 10286

Fax: (212) 815-5603

The undersigned registered Holder of this Note hereby irrevocably exercises the option to exchange this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof, so long as the principal amount of the Notes of the beneficial owner hereof not exchanged is at least $200,000) below designated, for cash, ADSs or a combination of cash and ADSs, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any ADSs deliverable upon such exchange, together with any cash for any fractional ADS, and any Notes representing any unexchanged principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below, all in accordance with the terms of the Indenture referred to in this Note, and directs the deposit of Ordinary Shares for delivery of any ADSs pursuant to the Deposit Agreement. Any amount required to be paid by the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Avadel has agreed to pay to the ADS Depositary any fee, costs and expenses required to be paid in connection with the deposit of any Ordinary Shares upon exchanges of Notes and the delivery of ADSs pursuant to the Deposit Agreement. However, if any ADSs or any portion of this Note not exchanged are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any, in accordance with [Section 14.02(d)] and [Section 14.02(e)] of the Indenture.

[The undersigned certifies as follows:

1.           The undersigned acknowledges (and if the undersigned is acting for the account of another person, that person has confirmed that it acknowledges) that the ordinary shares represented by the securities received upon exchange of this Note have not been and are not expected to be registered under the Securities Act.

2.           The undersigned certifies that (a) it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) acting for its own account or for the account of one or more qualified institutional buyers, (b) it (or each of those accounts) is not an Affiliate of the Company or Avadel and (c) it is (or that account is or those accounts are, together) the sole beneficial owner(s) of the Restricted Securities to be received upon exchange of this Note.

3.           The undersigned agrees (and if the undersigned is acting for the account of another person, that person has confirmed that it agrees) that, unless and until the undersigned (or such other account) is notified by the ADS Depositary that the restrictive legend on such Restricted Security has been removed from such security, the undersigned (and such other account) will not offer, sell, pledge or otherwise transfer the Restricted Securities (or securities represented by such Restricted Securities) except in accordance with the restrictions set forth in that legend and any applicable securities laws of the United States and any state thereof.]1

In the case of Physical Notes, the certificate numbers of the Notes to be exchanged are as set forth below: __________________________

Dated:

Your signature:

Signature

Signature Guarantee

1 Include bracketed language if the Note being exchanged is a Restricted Security.

Signature(s) must be guaranteed by an “eligible guarantor institution” (banks, stock brokers, savings and loan associations) with membership in an approved signature guarantee medallion program pursuant to U.S. Securities and Exchange Commission Rule 17Ad-15 if ADSs are to be issued, or Notes are to be delivered, other than to and in the name of the registered Holder.

Fill in for registration of
ADSs if to be issued, and Notes if to be delivered, otherwise than to the registered Holder.

Name

Address

Please Print name and address (including zip code number)

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

Principal amount to be exchanged (if less than all): U.S.$______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

_________________________

Social Security or Other Taxpayer

Identification Number

ANNEX C

TRANSFEROR CERTIFICATION FOR RESTRICTED EXCHANGE ADSs

We refer to the Deposit Agreement dated as of January 3, 2017 (the “Deposit Agreement”), among Avadel Pharmaceuticals plc (the “Company”), The Bank of New York Mellon, as depositary (the “Depositary”), and all Owners and Holders from time to time of American Depositary Shares (“ADSs”) issued thereunder, which ADSs may be evidenced by American Depositary Receipts (“ADRs”). All capitalized terms used but not defined in this letter agreement that are defined in the Deposit Agreement shall have the meanings assigned to them in the Deposit Agreement.

This certification and agreement is furnished in connection with a requested registration of transfer from us (or an account for which we are acting) of ADSs (the “Restricted Exchange ADSs”) that are subject to a legend that restricts transfers of those ADSs and the Shares represented thereby (the “Restricted Exchange Shares”).

1.           We acknowledge (and if we are acting for account of another person, that person has confirmed that it acknowledges) that the Restricted Exchange Shares represented by the Restricted Exchange ADSs have not been and are not expected to be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

2.           We certify that we are a qualified institutional buyer (as defined in Rule 144A under the Securities Act) acting for our own account or for the account of one or more qualified institutional buyers, and we are not (and such account or accounts are not) affiliates of the Company within the meaning of Rule 144 under the Securities Act, and we (or such account or accounts) are the sole beneficial owner(s) of the Restricted Exchange ADSs.

3.           We represent and warrant to the Company and the Depositary that the requested transfer of the Restricted Exchange ADSs effects a resale of the Restricted Exchange ADSs and the Restricted Exchange Shares represented thereby to a person who we reasonably believe is not an affiliate of the Company within the meaning of Rule 144 under the Securities Act and is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Name:
Title:

Dated:

ANNEX D

TRANSFEREE CERTIFICATION FOR RESTRICTED EXCHANGE ADSs

We refer to the Deposit Agreement dated as of January 3, 2017 (the “Deposit Agreement”), among Avadel Pharmaceuticals plc (the “Company”), The Bank of New York Mellon, as depositary (the “Depositary”), and all Owners and Holders from time to time of American Depositary Shares (“ADSs”) issued thereunder, which ADSs may be evidenced by American Depositary Receipts (“ADRs”). All capitalized terms used but not defined in this letter agreement that are defined in the Deposit Agreement shall have the meanings assigned to them in the Deposit Agreement.

This certification and agreement is furnished in connection with a requested registration of transfer to us of ADSs (the “Restricted Exchange ADSs”) evidenced by a Receipt that bears a legend that restricts transfers of those ADSs and the Shares represented thereby (the “Restricted Exchange Shares”).

1.           We acknowledge (and if we are acting for account of another person, that person has confirmed that it acknowledges) that the Restricted Exchange ADSs and the Restricted Exchange Shares represented thereby have not been and are not expected to be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

2.           We certify that we are a qualified institutional buyer (as defined in Rule 144A under the Securities Act) acting for our own account or for the account of one or more qualified institutional buyers, and we are not (and such account or accounts are not) affiliates of the Company within the meaning of Rule 144 under the Securities Act and, upon transfer, we (or such account or accounts) will be the sole beneficial owner(s) of the Restricted Exchange ADSs.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Name:
Title:

Dated:

ANNEX E

WITHDRAWAL CERTIFICATION FOR RESTRICTED EXCHANGE ADSs

We refer to the Deposit Agreement dated as of January 3, 2017 (the “Deposit Agreement”), among Avadel Pharmaceuticals plc (the “Company”), The Bank of New York Mellon, as depositary (the “Depositary”), and all Owners and Holders from time to time of American Depositary Shares (“ADSs”) issued thereunder, which ADSs may be evidenced by American Depositary Receipts (“ADRs”). All capitalized terms used but not defined in this letter agreement that are defined in the Deposit Agreement shall have the meanings assigned to them in the Deposit Agreement.

1.           This certification and agreement is furnished in connection with a surrender of ADSs (the “Restricted Exchange ADSs”) evidenced by a Receipt that bears a legend that restricts transfers of those ADSs and the Shares represented thereby (the “Restricted Exchange Shares”) for the purpose of withdrawal of such Restricted Exchange Shares.

2.           We acknowledge (and if we are acting for the account of another person, that person has confirmed that it acknowledges) that the Restricted Exchange Shares have not been and are not expected to be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”). We certify that we are a qualified institutional buyer (as defined in Rule 144A under the Securities Act) acting for our own account or the account of one or more qualified institutional buyers, and either:

(i)    we have (or it has) sold or otherwise transferred, or agreed to sell or otherwise transfer, and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted Exchange ADSs or the Restricted Exchange Shares to a qualified institutional buyer in accordance with Rule 144A under the Securities Act, and we are (or it is), or prior to such sale we were (or it was), the beneficial owner of the Restricted Exchange ADSs, or

(ii)   we (or it) will be the beneficial owner of the Restricted Exchange Shares upon withdrawal, and, accordingly, we agree (or if we are acting for the account of one or more qualified institutional buyers, each such qualified institutional buyer has confirmed to us that it agrees) that we (or it) will not offer, sell, pledge or otherwise transfer the Restricted Securities except in accordance with the restrictive legend applicable to the restricted ADS being surrendered.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Name:
Title:

Dated: